UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2022

EDTECHX HOLDINGS ACQUISITION CORP. II

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39792	85-2190936
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

22 Soho Square, London, WID 4NS, United Kingdom

(Address of Principal Executive Offices) (Zip Code)

(44) 207 070 7080

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable warrant	EDTXU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	EDTX	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	EDTXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On May 16, 2022, EdtechX Holdings Acquisition Corp. II, a Delaware corporation (“Parent”), entered into an Agreement and Plan of Reorganization (“Merger Agreement”) by and among Parent, EXHAC Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub I”), EXHAC Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub II”), and zSpace Inc., a Delaware corporation (the “Company”). Pursuant to the Merger Agreement, the parties will enter into a business combination transaction by which (i) Merger Sub I will merge with and into the Company, with the Company being the surviving entity of the merger, and, after giving effect to such merger, continuing as a wholly owned subsidiary of Parent (the “First Merger”) and (ii) following the First Merger, the Company will merge with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Merger”), with Merger Sub II being the surviving company of the Second Merger (Merger Sub II, in its capacity as the surviving company of the Second Merger, the “Surviving Company”). Concurrently with the consummation of the First Merger, (i) the outstanding shares of common stock (“Company Stock”) and preferred stock of the Company (“Preferred Stock”) issued and outstanding immediately prior to the effective time of the Merger (“Effective Time”) will be converted into shares of Class A common stock of Parent (“Parent Common Stock”), in each case, pursuant to the terms of the Merger Agreement and (ii) each in-the-money option of the Company that is outstanding and unexercised immediately prior to the Effective Time will be assumed by Parent and will represent the right to acquire an adjusted number of shares of Parent Common Stock at an adjusted exercise price.

Further, following consummation of the Merger, pursuant to the terms of the Merger Agreement, Parent’s board of directors will consist of seven members. Parent, through the Sponsors (as defined below), shall have the right to designate two directors, bSpace Investments Limited (“bSpace”) shall have the right to designate two directors and a non-director observer in bSpace’s discretion, and the Company shall have the right to designate the remaining directors.

The Merger is expected to be consummated following the receipt of required approval by the stockholders of Parent, required regulatory approvals, and the fulfilment of other customary closing conditions.

The following summary of the Merger Agreement is qualified in its entirety by the text of the Merger Agreement. The Merger Agreement is attached as an exhibit hereto and is incorporated herein by reference.

Consideration

Upon consummation of the Merger, all outstanding shares of common stock and preferred stock of the Company will be exchanged for an aggregate of 13.1 million shares of Parent Common Stock.

As part of the aggregate consideration payable to the Company’s securityholders pursuant to the Merger Agreement, certain holders of Company Stock will also have the right to receive their pro rata portion of (a) warrants exercisable for up to an aggregate of 1,000,000 shares of Parent Common Stock with an exercise price of $11.50 per share and (b) up to an aggregate of 3,694,581 shares of Parent Common Stock (“Earnout Shares”) if, during the period beginning on the closing date of the Merger (the “Closing Date”) until the fifth anniversary of the Closing Date (the “Earnout Period”), the following conditions (“Earnout Conditions”) are met:

●	One-third (1/3) of the Earnout Shares if (1) over any twenty (20) trading days within any thirty (30) consecutive trading day period the dollar volume-weighted average price (“VWAP”) of the shares of Parent Common Stock is greater than or equal to $11.50 per share (subject to adjustment) and (2) the Surviving Company, Parent or any direct or indirect subsidiary thereof consummates an Acquisition Transaction (defined below) after the Effective Time;

●	One-third (1/3) of the Earnout Shares if either (1) over any twenty (20) trading days within any thirty (30) consecutive trading day period the VWAP of the shares of Parent Common Stock is greater than or equal to $12.50 per share (subject to adjustment) or (2) the Surviving Company, Parent or any direct or indirect subsidiary thereof consummates a second Acquisition Transaction in addition to the Acquisition Transaction described above after the Effective Time; and

●	One-third (1/3) of the Earnout Shares if either (1) over any twenty (20) trading days within any thirty (30) consecutive trading day period the VWAP of the shares of Parent Common Stock is greater than or equal to $13.50 per share (subject to adjustment) or (2) consolidated revenues of Parent exceed $100,000,000 in any fiscal year (determined on a pro forma basis with respect to any acquisitions by Parent).

Pursuant to the Merger Agreement, “Acquisition Transaction” is defined as any transaction consummated after the time the First Merger becomes effective and approved by a majority of the non-employee directors on Parent’s board in which (I) the Surviving Company acquires either (a) equity interests that represent more than 50% of the total voting power of an entity or (b) all or substantially all of the assets of an entity and (II) such transaction is expected (in the good faith judgment of the non-employee directors and based upon the information available to such directors at the time they approve such transaction) to be synergistic with, or accretive to, Parent or the Surviving Company following consummation of the Merger.

Representations and Warranties

The Merger Agreement contains representations and warranties of the Company relating, among other things, to corporate existence and power; authorization; subsidiaries; governmental authorization; non-contravention; capitalization; corporate records; consents; financial statements; internal accounting controls; absence of certain changes; property and title to assets; litigation; contracts; employees, employment matters; employee benefits; real property tax matters; environmental laws; finders fees; directors and officers; anti-money laundering laws; insurance; related party transactions; no trading or short positions; not an Investment Company; information supplied; exclusivity of representations and warranties.

The Merger Agreement contains representations and warranties of each of Parent, Merger Sub I and Merger Sub II relating, among other things, to corporate existence and power; merger subs; corporate authorization; governmental authorization; non-contravention; finder’s fees; issuance of shares; capitalization; information supplied; trust fund; listing; board approval; Parent SEC documents and financial statements; certain business practices; anti-money laundering laws; affiliate transactions; litigation; operations, expenses, indebtedness and other liabilities; tax matters; compliance with law; employees; benefit plans; takeover statutes and charter provisions; and exclusivity of representations and warranties.

The representations and warranties of the respective parties to the Merger Agreement generally will not survive the consummation of the Merger.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to the operation of the Company prior to the consummation of the Merger and efforts to satisfy conditions to the consummation of the Merger.

Conditions to Closing

General Conditions

Consummation of the Merger is conditioned upon, among other things:

●	no order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority or statute, rule or regulation that is in effect and prohibits or enjoins the consummation of the Merger;

●	all specified waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired and no governmental entity shall have enacted, issued, promulgated, enforced, or entered any statute, rule, regulation, executive order, decree, injunction, or other order which has the effect of making the Merger illegal, prohibiting the consummation thereof, causing any of the transactions consummated by the Merger Agreement to be rescinded, or affecting materially and adversely the right of Parent to own, operate, or control a material portion of the assets of the Company and its subsidiaries, taken as a whole, following the Merger;

●	Parent having at least $5,000,001 of net tangible assets remaining immediately prior to or upon consummation of the Merger, as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (“Exchange Act”);

●	approval of the Merger by the Company’s stockholders;

●	approval of the Merger and other related proposals by Parent’s stockholders;

●	the Parent Common Stock shall have been approved for listing on Nasdaq Stock Market LLC, subject to round lot holder requirements;

●	the Registration Statement (as defined below) shall have become effective in accordance with the provisions of the Securities Act of 1933, as amended (“Securities Act”), no stop order shall have been issued by the SEC which remains in effect with respect to the Registration Statement, and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC which remains pending;

●	certain outstanding loans and securities shall be converted into Company Stock immediately prior to the consummation of the Merger; and

●	the entry into a post-closing directors’ and officers’ liability insurance policy for Parent and the Company.

The Company’s Conditions to Closing

The obligations of the Company to consummate the Merger are also conditioned upon, among other things:

●	performance of the covenants of Parent, Merger Sub I and Merger Sub II required by the Merger Agreement to be performed on or prior to the consummation of the Merger;

●	the accuracy of the representations and warranties of Parent, Merger Sub I and Merger Sub II;

●	no material adverse effect with respect to Parent shall have occurred (and be continuing) between the date of the Merger Agreement and the consummation of the Merger;

●	the Company having customary closing certificates from Parent and received good standing certificates of each of Parent, Merger Sub I and Merger Sub II from its respective jurisdiction of incorporation;

●	Parent’s certificate of incorporation shall have been duly amended;

●	the Company shall have received executed copies of certain ancillary agreements, and

●	the aggregate amount remaining in Parent’s trust account after taking into account redemptions by Parent’s public stockholders, and the proceeds obtained in any debt or equity financings by Parent and the Company prior to the consummation of the Merger, and any cash of Parent held outside the trust account and available to Parent on the consummation of the Merger without restriction or unconditionally at Parent’s demand shall equal or exceed $24,000,000, minus the amount of any Parent expenses that are unpaid immediately prior to the consummation of the Merger (“Minimum Cash Condition”); provided that the debt conversion contemplated in the Debt Conversion Agreements (as defined below) shall not be included for purposes of calculating the aggregate amount pursuant to the Minimum Cash Condition.

Parent’s, Merger Sub I’s and Merger Sub II’s Conditions to Closing

The obligations of Parent, Merger Sub I and Merger Sub II to consummate the Merger are also conditioned upon, among other things:

●	performance of the covenants of the Company required by the Merger Agreement to be performed on or prior to the consummation of the Merger;

●	the accuracy of the representations and warranties of the Company;

●	no material adverse effect with respect to the Company shall have occurred (and be continuing) between the date of the Merger Agreement and the consummation of the Merger;

●	Parent having received customary closing certificates from the Company and a good standing certificate of the Company from its jurisdiction of incorporation or formation; and

●	Parent shall have received executed copies of certain ancillary agreements.

Termination

The Merger Agreement may be terminated:

●	by either Parent or the Company if the Merger has not been consummated on or before December 15, 2022, provided that, if the SEC has not declared the proxy statement and registration statement of Parent with respect to the business combination, to be used at the meeting of Parent’s stockholders to approve the proposed business combination and related matters effective on or prior to October 31, 2022, the December 15, 2022 date shall be automatically extended to March 15, 2023 (“Outside Date”), provided that the right to terminate the Merger Agreement on this basis will not be available to any party whose action or failure to act has been a principal cause of or primarily resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of the Merger Agreement;

●	by either Parent or the Company if a governmental authority shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree, judgment, ruling or other action is final and non-appealable; provided; however, that the right to terminate the Merger Agreement on this basis will not be available to any party if the failure of such party (or its affiliates) to comply with any provision of the Merger Agreement has been a substantial cause of, or substantially resulted in, such action by the applicable government authority;

●	by Parent if the Company’s audited 2021 financial statements contain 2021 revenue, gross margin or operating losses are materially different from the unaudited financial statements previously provided to Parent other than as a result of the application of certain agreed to accounting principles;

●	by either Parent or the Company if the Parent stockholder meeting has been held, has concluded, Parent’s stockholders have duly voted and the required approval of Parent’s stockholders was not obtained;

●	by either Parent or the Company if the other party has breached any of its covenants or representations and warranties in any material respect and has not cured by the Outside Date, provided that the terminating party is itself not in material breach; or

●	by mutual written consent of Parent and the Company.

Incentive Equity Plan and Employee Stock Purchase Plan

Prior to the effectiveness of the Registration Statement and pursuant to the Merger Agreement, Parent will adopt an incentive equity plan and employee stock purchase plan, the forms and terms of which shall be prepared by the Company and be reasonably acceptable to Parent and the Company, reserving a number of Parent Common Stock for issuance thereunder.

Registration Rights Agreement

Concurrently with the consummation of the Merger, Parent will amend and restate its existing registration rights agreement, pursuant to which Parent will agree to register for resale under the Securities Act, after the lapse or expiration of any transfer restrictions, lock-up, or escrow provisions which may apply, the shares of Parent Common Stock held by persons who are or will be affiliates of Parent after the completion of the Merger (including shares of Parent Common Stock issuable upon conversion or exercise of warrants or other convertible securities of Parent).

Other Agreements Entered into in Connection with the Merger Agreement

Sponsor Earnout Escrow Agreement

Contemporaneously with the execution of the Merger Agreement, IBIS Capital Sponsor II LLC, IBIS Capital Sponsor II EdtechX LLC, MIHI LLC and A1 Capital Advisory Asia Limited (collectively, the “Sponsors”) entered into an escrow agreement (“Sponsor Earnout Escrow Agreement”) with Parent and Continental Stock Transfer & Trust Company, as escrow agent, providing that, immediately following the Effective Time, the Sponsors shall deposit an aggregate of up to 1,437,500 shares of Parent Class B common stock (“Sponsor Earnout Shares”) into escrow. The Sponsor Earnout Escrow Agreement will provide that an amount of Sponsor Earnout Shares will be deposited into escrow based in part on the amount of funds held in Parent’s trust account after taking into account holders of Parent Common Stock that have requested redemption of their shares. Such shares will be held in escrow and released to the Sponsors upon achievement of the Earnout Conditions or earlier upon certain events or terminated and canceled by Parent if such Earnout Conditions are not met at any time during the Earnout Period.

Company Stockholder Support Agreements

Contemporaneously with the execution of the Merger Agreement, Parent and holders of Company capital stock who in the aggregate hold at least a majority of the then-outstanding shares of the Company’s capital stock entered into agreements (“Company Support Agreements”) pursuant to which they agreed to (i) approve the Company’s entry into the Merger Agreement and the transactions contemplated thereby, (ii) vote their Company securities in favor of the Merger Agreement and the transactions contemplated thereby, (iii) vote all such shares in favor of any proposal to adjourn a meeting of the stockholders at which there is a proposal to adopt the Merger Agreement if there are not sufficient votes to adopt the proposals set forth in the preceding clause (i), (iv) vote all such shares against any proposal, offer, or submission with respect to a competing transaction described in the Merger Agreement, (v) not engage in any transactions involving the securities of Parent prior to the Effective Time, and (vi) not transfer, assign, or sell such covered shares, except to certain permitted transferees, prior to the consummation of the Merger.

Parent Stockholder Support Agreement

Contemporaneously with the execution of the Merger Agreement, Parent, the Company, and Sponsors entered into an agreement (“Parent Support Agreement”) pursuant to which they agreed to (i) approve Parent’s entry into the Merger Agreement and the transactions contemplated thereby, (ii) vote their Parent securities in favor of the Merger Agreement and the transactions contemplated thereby, (iii) vote all such shares in favor of any proposal to adjourn a meeting of the stockholders at which there is a proposal to adopt the Merger Agreement if there are not sufficient votes to adopt the proposals set forth in the preceding clause (i), (iv) vote all such shares against any proposal, offer, or submission with respect to a competing transaction described in the Merger Agreement, and (v) not to transfer, assign, or sell such covered shares, except to certain permitted transferees, prior to the consummation of the Merger.

Lock-Up Agreements

Contemporaneously with the execution of the Merger Agreement, Parent, the Company, the Sponsor and certain Company stockholders (each, a “Lock-up Party”) entered into lock-up agreements (“Lock-up Agreements”) providing that each Lock-up Party will not transfer (i) the shares received by such Lock-up Party as consideration in connection with the Merger Agreement and the PIPE Investment (as defined below) or (ii) the Sponsor Shares (collectively, the “Restricted Securities”) for a period of eighteen (18) months following the Closing Date, in each case on the terms and subject to the provisions set forth therein; provided that (a) 7.5% of the Restricted Securities of each Lock-up Party subject to the Lock-up Agreements shall be freely transferable commencing immediately upon the Closing Date; (b) one-third (1/3rd) of the remaining Restricted Securities in respect of each such Lock-up Party shall be released from the Lockup Agreement upon the six (6) month anniversary of the Closing Date; and (c) if the VWAP of the Parent Common Stock (i) has exceeded $12.00 over any twenty (20) trading days within the thirty (30) consecutive trading day period immediately prior to the twelve (12) month anniversary of the Closing Date, then all of the remaining Restricted Securities in respect of each such Lock-up Party will be released from the Lockup Agreement upon the twelve (12) month anniversary of the Closing Date, or (ii) has not exceeded $12.00 over any twenty (20) trading days within the thirty (30) consecutive trading day period immediately prior to the twelve (12) month anniversary of the Closing Date, then half (1/2) of the remaining Restricted Securities in respect of each Lock-up Party will be released from the transfer restrictions upon the twelve (12) month anniversary of the Closing Date and all remaining Restricted Securities will be released upon the eighteen (18) month anniversary of the Closing Date.  Notwithstanding the foregoing, certain members of management of the Company (the “Management Holders”) have agreed to not transfer the Restricted Securities until the twelve (12) month anniversary of the Closing Date; provided, that, 50% of the Restricted Securities of each Management Holder will be released from the Lockup Agreement upon the six (6) month anniversary of the Closing Date.

Debt Conversion Agreements

Contemporaneously with the execution of the Merger Agreement, the Company entered into separate Amendment and Conversion Agreements (the “Debt Conversion Agreements”) with each of bSpace and Kuwait Investment Authority (“KIA”). Pursuant to the terms of each of the Debt Conversion Agreements, the terms of the outstanding Company indebtedness owed by the Company to each of bSpace and KIA were amended to provide that: (a) approximately $20,000,000 owed to bSpace will be retired in conjunction with a purchase of 1,970,443 shares of Parent Common Stock by bSpace pursuant to a private placement to occur in connection with the consummation of the Merger (the “PIPE Investment”), and the remaining indebtedness owed to bSpace will convert into non-voting preferred shares of the Company’s capital stock immediately prior to the Effective Time, and (b) approximately $5,000,000 owed to KIA will be retired in conjunction with a purchase of 492,610 shares of Parent Common Stock by KIA pursuant to the PIPE Investment, and the remaining indebtedness owed to KIA will convert into non-voting preferred shares of the Company’s capital stock immediately prior to the Effective Time, in each case, subject to the terms and conditions set forth in each of the Debt Conversion Agreements. Upon consummation of the Merger, the Company will not have any remaining indebtedness owed to its stockholders.

The foregoing descriptions of the Sponsor Earnout Escrow Agreement, Company Support Agreements, Parent Support Agreement, Lock-up Agreements, and Debt Conversion Agreements are qualified in their entirety by reference to the full text of such agreements, each of which are attached as exhibits hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the PIPE Investment is incorporated by reference in this Item 3.02. The shares of Parent Class A common stock to be issued in connection with the PIPE Investment will not be registered under the Securities Act, and will be issued in reliance on the exemption from registration requirements provided by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Parent under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibits 99.1 and 99.2.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the joint press release issued by Parent and the Company on May 17, 2022 related to the proposed Merger.

Attached as Exhibit 99.2 to this Current Report on Form 8-K is the investor presentation dated as of May 16, 2022 used by Parent in presentations to certain of its stockholders and other persons interested in purchasing Parent securities in connection with the transactions described herein.

Additional Information and Where to Find It

Commencing shortly after the filing of this Current Report on Form 8-K, Parent intends to hold presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Parent’s securities, in connection with the proposed transactions with the Company, as described in this Current Report on Form 8-K. This Current Report on Form 8-K, including some or all of the exhibits hereto, may be distributed to participants at such presentations.

Parent intends to file a registration statement on Form S-4 with the SEC (“Registration Statement”), which will include a document that serves as a prospectus and proxy statement of Parent, referred to as a proxy statement/prospectus, and certain related documents, to be used at the meeting of Parent’s stockholders to approve the proposed business combination and related matters. Investors and securityholders of Parent are urged to read the Registration Statement, the proxy statement/prospectus, and any amendments thereto, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about Parent, the Company, and the proposed transaction. The definitive proxy statement/prospectus will be mailed to Parent’s stockholders as of a record date to be established for voting on the proposed business combination and related matters. Investors and securityholders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Parent, once such documents are filed, through the website maintained by the SEC at www.sec.gov.

The documents filed by Parent with the SEC also may be obtained free of charge upon written request to Parent at 22 Soho Square, London, W1D 4NS, United Kingdom.

Participants in Solicitation

Parent, the Company, and certain of their respective directors and executive officers, under SEC rules, may be deemed to be participants in the eventual solicitation of proxies from Parent’s stockholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraphs.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits hereto shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This Current Report on Form 8-K also shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K and the exhibits hereto are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity.

These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Parent’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Parent and the Company. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. Further, these forward-looking statements are subject to a number of risks and uncertainties, including: the conditions to the completion of the Merger, including the required approval by Parent’s stockholders, may not be satisfied on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing and completion of the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the approval by Parent’s stockholders of an amendment to Parent’s organizational documents to extend the date by which Parent must complete its initial business combination in order to have adequate time to close the proposed transaction; the outcome of any legal proceedings that may be instituted against Parent related to the Merger or the Merger Agreement; the amount of the costs, fees, expenses and other charges related to the Merger; the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; the ability to maintain the listing of Parent’s securities on a national securities exchange; the price of Parent’s securities may be volatile due to a variety of factors, including changes in the highly competitive industries in which Parent plans to operate or the Company operates, variations in operating performance across competitors, changes in laws and regulations affecting Parent’s or the Company’s business and changes in the combined capital structure; failure to realize the anticipated benefits of the proposed business combination; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; risks relating to the uncertainty of the projected financial information with respect to the Company; the Company’s ability to successfully expand its service offerings; risks that the proposed transaction disrupts current plans and operations of the Company and potential difficulties in Company employee retention as a result of the proposed transaction; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in the Registration Statement, proxy statement/prospectus, and other documents filed, or to be filed, by Parent with SEC. If any of these risks materialize or Parent’s or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Parent nor the Company presently know or that Parent and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements reflect Parent’s and the Company’s expectations, plans or forecasts of future events and views only as of the date they are made. Parent and the Company anticipate that subsequent events and developments will cause Parent’s and the Company’s assessments to change. Parent and the Company may elect to update these forward-looking statements at some point in the future, Parent and the Company assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. These forward-looking statements should not be relied upon as representing Parent’s and the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Neither Parent nor the Company gives any assurance that either Parent or the Company or the combined company will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Any financial projections in this Current Report on Form 8-K or the exhibits hereto are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Parent’s and the Company’s control. While all projections are necessarily speculative, Parent and the Company believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this Current Report on Form 8-K should not be regarded as an indication that Parent and the Company, or their respective representatives and advisors, considered or consider the projections to be a reliable prediction of future events.

This Current Report on Form 8-K, including the exhibits hereto, is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Parent or the Company and is not intended to form the basis of an investment decision in Parent or the Company. All subsequent written and oral forward-looking statements concerning Parent and the Company, the proposed business combination or other matters and attributable to Parent, the Company, or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Non-GAAP Financial Information

Some of the Company’s financial information and data contained herein and in the exhibits hereto does not conform to SEC Regulation S-X in that it includes certain financial information not derived in accordance with United States Generally Accepted Accounting Principles (“GAAP”). Accordingly, such information and data will be adjusted and presented differently in the Registration Statement filed with the SEC. Parent and the Company believe that the presentation of non-GAAP measures provides information that is useful to investors as it indicates more clearly the ability of the Company to meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due and facilitates comparison of the results of its business operations between its current, past, and projected future periods.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1*	Agreement and Plan of Reorganization, dated as of May 16, 2022, by and among EdtechX Holdings Acquisition Corp. II, EXHAC Merger Sub I, Inc., EXHAC Merger Sub II, LLC, and zSpace, Inc.

10.1	Amendment and Conversion Agreement by and between zSpace, Inc. and bSpace Investments Limited.

10.2	Amendment and Conversion Agreement by and between zSpace, Inc. and Kuwait Investment Authority.

10.3	Form of Company Stockholder Agreement.

10.4	Form of Lock-Up Agreement.

10.5	Parent Stockholder Support Agreement

10.6	Sponsor Earnout Escrow Agreement.

10.7	Amended and Restated Registration Rights Agreement.

99.1	Joint Press Release dated May 17, 2022.

99.2	Investor Presentation dated May 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Parent agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2022

EDTECHX HOLDINGS ACQUISITION CORP. II

By:	/s/ Benjamin Vedrenne-Cloquet
Name:	Benjamin Vedrenne-Cloquet
Title:	Chief Executive Officer